LIQUIDITY AND FINANCIAL CONDITION	6 Months Ended
Jun. 30, 2017
Liquidity And Financial Condition [Abstract]
Liquidity And Financial Condition [Text Block]
NOTE 2 — LIQUIDITY AND FINANCIAL CONDITION

The Company’s condensed consolidated financial statements were previously prepared as a going concern, which contemplated continuity of operations through realization of assets, and the settling of liabilities in the normal course of business. With the acquisition of Vislink, substantial doubt has been remediated by increased revenues and a reduction of expenses which contributed to positive cash flow from operations for the period ended June 30, 2017.

As reflected in the condensed consolidated financial statements, the Company had an accumulated deficit at June 30, 2017 of $202 million and a loss from operations of approximately $11.3 million for the six months ended June 30, 2017. The Company historically had been funding its business principally through debt and equity financings and advances from related parties. Cash flows from operating activities for the six months ended June 30, 2017 were positively affected as a result of the acquisition of Vislink in February 2017 (See Note 3), along with management’s continual cost containment.

The ability to recognize revenue and ultimately cash receipts is contingent upon, but not limited to, acceptable performance of the delivered equipment and services. If the Company is unable to close on some of its revenue producing opportunities in the near term, the carrying value its assets may be materially impacted. The condensed consolidated financial statements do not include any adjustments related to the recovery and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.